                                                                        FORM 8-K

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 30, 2001
                                                  ------------------------------

                              Cagle's, Inc.
--------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

          Georgia                  001-07138                  58-0625713
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)

     2000 Hills Avenue NW           Atlanta, GA                    30318
--------------------------------------------------------------------------------
                  (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code   404-355-2820
                                                     ---------------------------

--------------------------------------------------------------------------------
      (Former name or former address, if changed since last report.)

Information for 8-K report:

Item 2. Acquisition or Disposition of Assets

     On March 30, 2001, Cagle's, Inc. (the "Company") closed a loan pursuant to a "Loan Agreement" (the "Agreement") with Metropolitan Life Insurance Company. Pursuant to the Agreement, the Company borrowed $27,000,000 to be repaid over ten years together with interest at the rate of 7.86% per annum. The Company has pledged substantial assets as collateral pursuant to the Agreement consisting of real and personal property located at Rockmart, Georgia, and Collinsville, Alabama.


Exhibit Table

(1) Loan Agreement

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cagle's, Inc.
                                        ------------------------------------
                                                   (Registrant)

Date  4/13/01                           /s/ Kenneth R. Barkley
     ----------------------------       ------------------------------------
                                                    (Signature)
                                        Kenneth R. Barkley
                                        Senior Vice-President